Business acquisition and disposition (Tables)	6 Months Ended
Jun. 30, 2026
Business Combinations [Abstract]
Schedule of Detailed Information About Business Combination
The following table summarizes the fair value of the consideration paid and the fair value assigned to each major class of assets and liabilities and reflects final adjustments to provisional estimates presented in BCE's 2025 consolidated financial statements, primarily for property, plant and equipment and deferred tax liabilities.

Total
Cash consideration paid (1)	5,013
Deemed settlement of loan (2)	103
Total cost to be allocated	5,116
Trade and other receivables	96
Prepaid expenses	44
Property, plant and equipment (3)	3,911
Finite-life intangible assets (4)	888
Indefinite-life intangible assets	263
Post-employment benefit assets	20
Trade payables and other liabilities	(225)
Contract liabilities	(44)
Debt due within one year	(3)
Long-term debt	(2,754)
Deferred tax liabilities	(194)
Post-employment benefit obligations	(43)
Other non-current liabilities	(4)
1,955
Cash and cash equivalents	166
Fair value of net assets acquired	2,121
Goodwill (5)	2,995
(1)Reflects a net gain of $7 million from the settlement of foreign exchange forwards and cash designated to hedge the Ziply Fiber acquisition cost in 2025.
(2)On June 25, 2025, Bell Canada entered into an agreement to loan Ziply Fiber up to $150 million in U.S. dollars. On July 30, 2025, a first loan draw of $75 million in U.S. dollars ($103 million in Canadian dollars) was made by Ziply Fiber.
(3)Consists of network infrastructure and equipment of $2,939 million, land and buildings of $537 million and assets under construction of $435 million.
(4)Consists mainly of customer relationships.
(5)Goodwill arises principally from expected synergies and future growth, of which approximately $1,154 million in U.S. dollars ($1,592 million in Canadian dollars) is deductible for tax purposes. Goodwill was allocated to our Bell CTS U.S. group of cash-generating units.